NEWS RELEASE

For Immediate Release	Contact:	Deanna Hart	Angela English
July 23, 2026		Investor Relations	Corporate Communications
		919-716-2137	803-931-1854

FIRST CITIZENS BANCSHARES REPORTS SECOND QUARTER 2026 EARNINGS

RALEIGH, N.C. -- First Citizens BancShares, Inc. (“BancShares”) (Nasdaq: FCNCA) reported earnings for the second quarter of 2026.

Chairman and CEO Frank B. Holding, Jr. said: “Solid return metrics during the second quarter continued to support our strong capital and liquidity positions, driven by balanced loan and deposit growth, resilient credit quality, and disciplined expense management. Return metrics surpassed both our expectations and first quarter results. We returned $600 million to our stockholders through share repurchases and further optimized our balance sheet by prepaying another $2.5 billion of the Purchase Money Note.”

BMO BRANCH ACQUISITION
On October 16, 2025, First-Citizens Bank & Trust Company (“First Citizens Bank”), the wholly owned banking subsidiary of BancShares, announced that it had entered into an agreement to acquire 138 branches from BMO Bank N.A. (“BMO Bank”) located throughout the Midwest, Great Plains and West regions of the U.S. (the “BMO Branch Acquisition”). In connection with the BMO Branch Acquisition, First Citizens Bank expects to assume approximately $5.3 billion in deposits and acquire approximately $700 million in loans. BancShares expects the transaction to be completed during the third quarter of 2026.

FINANCIAL HIGHLIGHTS
Measures referenced below “as adjusted” or “excluding PAA” (or purchase accounting accretion) are non-GAAP financial measures. Refer to the Financial Supplement available at ir.firstcitizens.com or www.sec.gov for a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Net income for the second quarter of 2026 (“current quarter”) was $672 million, compared to $534 million for the first quarter of 2026 (“linked quarter”). Net income available to common stockholders for the current quarter was $640 million, or $55.52 per common share, a $132 million increase from $508 million, or $42.63 per common share, in the linked quarter.

Adjusted net income for the current quarter was $691 million, compared to $560 million for the linked quarter. Adjusted net income available to common stockholders was $659 million, or $57.09 per common share, a $125 million increase from $534 million, or $44.86 per common share, in the linked quarter.

NET INTEREST INCOME AND MARGIN
•Net interest income was $1.66 billion for the current quarter, an increase of $35 million from the linked quarter. Net interest income, excluding PAA, was $1.61 billion, an increase of $26 million from the linked quarter.
◦Interest income on loans increased $47 million, mainly due to a higher yield, a higher average balance, and a $7 million increase in loan PAA.
◦Interest expense on borrowings decreased $18 million, mainly due to a decline in the average balance as we repaid an additional $2.5 billion of the Purchase Money Note.
◦Interest income on investment securities increased $17 million due to a higher yield and a higher average balance.
◦Interest expense on interest-bearing deposits increased $48 million due to a higher average balance and a higher rate paid.

•Net interest margin (“NIM”) was 3.10% for the current quarter, an increase of 1 basis point from the linked quarter. NIM, excluding PAA, was 3.01% in both the current and linked quarters.
◦The yield on average interest-earning assets was 5.34%, an increase of 4 basis points from the linked quarter, mainly due to higher yields on and average balances of loans and investment securities.
◦The rate paid on average interest-bearing liabilities was 2.95%, an increase of 2 basis points from the linked quarter, primarily due to increases in the average balance of and rate paid on interest-bearing deposits, partially offset by the impact of a lower average balance of borrowings.

NONINTEREST INCOME AND EXPENSE
•Noninterest income was $776 million, compared to $692 million in the linked quarter, an increase of $84 million. Adjusted noninterest income was $586 million, an increase of $66 million from the linked quarter.
◦The increases in noninterest income and adjusted noninterest income were primarily due to the following:
▪Other noninterest income increased $50 million, mainly attributable to a $27 million increase in the fair value of derivatives and a $17 million gain on sale of tax credit investments.
▪Client investment fees increased $6 million due to higher volume and average balances.
▪Lending-related fees increased $4 million, largely due to line of credit fees.
▪Deposit fees and service charges increased $4 million, largely attributable to overdraft fees.
◦Additionally, the fair value adjustment on marketable equity securities increased $12 million compared to the linked quarter.
•Noninterest expense was $1.55 billion, an increase of $15 million from the linked quarter. Adjusted noninterest expense was $1.35 billion, an increase of $16 million from the linked quarter. The increases in noninterest expense and adjusted noninterest expense were primarily due to the following:
◦Marketing expense increased $15 million, mostly due to marketing promotions for Direct Bank deposits.
◦Other noninterest expense increased $8 million, largely driven by the timing of charitable contributions.
◦Third-party processing fees and equipment expense increased $7 million and $5 million, respectively, as we continue to invest in our digital infrastructure, data center modernization, and client-facing capabilities.
◦The increases above were partially offset by declines in personnel cost and adjusted personnel cost of $25 million and $21 million, respectively, largely driven by lower incentive compensation and seasonal declines as employees reach annual benefit limits, partially offset by merit increases, one additional payroll day, and higher health insurance claims.
◦The remaining net increase in noninterest expense and adjusted noninterest expense was spread amongst various noninterest expense line items.
BALANCE SHEET SUMMARY
•Loans and leases were $151.03 billion at June 30, 2026, an increase of $2.34 billion or 1.6% compared to $148.69 billion at March 31, 2026, primarily due to loan growth of $2.37 billion in the Commercial Bank segment, mainly concentrated in Global Fund Banking.
•Total investment securities were $43.56 billion at June 30, 2026, an increase of $571 million since March 31, 2026. Purchases during the current quarter remained concentrated in available for sale U.S. treasury and agency mortgage-backed securities.
•Deposits were $173.43 billion at June 30, 2026, an increase of $2.59 billion or 1.5% since March 31, 2026, primarily attributable to growth in Corporate deposits of $4.28 billion, which includes Direct Bank and brokered deposits. Deposit growth was partially offset by a decline of $1.50 billion in Commercial Bank segment deposits.
•Noninterest-bearing deposits decreased by $1.13 billion (2.6% from the linked quarter) and represented 24.5% of total deposits as of June 30, 2026, compared to 25.5% at March 31, 2026. The cost of average total deposits was 2.07% for the current quarter, compared to 2.04% for the linked quarter.
•Borrowings were $32.19 billion at June 30, 2026, a decrease of $1.77 billion compared to $33.96 billion at March 31, 2026, mainly due to a $2.50 billion prepayment of the Purchase Money Note, partially offset by the issuance of $750 million of senior notes during the current quarter.

•The Purchase Money Note declined from $35.85 billion at September 30, 2025 to $28.42 billion at June 30, 2026.
•Funding mix improved as deposits represented 84.3% of total funding at June 30, 2026 compared to 83.4% at March 31, 2026.
•Interest-earning deposits at banks were $21.13 billion at June 30, 2026, a decrease of $2.06 billion compared to $23.19 billion at March 31, 2026, a function of the balance sheet trends discussed above.

PROVISION FOR CREDIT LOSSES AND CREDIT QUALITY
•Benefit for credit losses was $10 million for the current quarter, compared to a provision for credit losses of $72 million for the linked quarter. The current quarter included a provision for loan and lease losses of $34 million that was more than offset by a benefit for off-balance sheet credit exposure of $44 million.
◦The provision for loan and lease losses for the current quarter was $34 million, compared to $103 million for the linked quarter. The $69 million decrease was mainly attributable to the impact of a $74 million reserve release in the current quarter compared to an $8 million reserve release in the linked quarter, partially offset by a decline of $3 million in net charge-offs.
▪The $74 million reserve release in the current quarter was largely driven by lower specific reserves, improvements in credit quality including updates to certain models used to estimate the allowance, changes in the macroeconomic scenarios, and growth concentrated in capital call lines which have a significantly lower loss rate relative to our other loan portfolios.
▪The $8 million reserve release in the linked quarter was driven by loan growth concentrated in capital call lines and changes in the macroeconomic scenarios, partially offset by higher reserves for individually evaluated loans.
◦The benefit for off-balance sheet credit exposure was $44 million, an increase of $12 million from $32 million for the linked quarter, primarily due to the same drivers discussed above for the provision for loan and lease losses.
•Net charge-offs were $108 million (0.29% of average loans) for the current quarter, compared to $111 million (0.30% of average loans) for the linked quarter.
•Nonaccrual loans were $1.45 billion (0.96% of loans) at June 30, 2026, compared to $1.43 billion (0.96% of loans) at March 31, 2026.
•The allowance for loan and lease losses totaled $1.48 billion at June 30, 2026, compared to $1.56 billion at March 31, 2026. The allowance for loan and lease losses as a percentage of loans was 0.98% at June 30, 2026, compared to 1.05% at March 31, 2026.
CAPITAL AND LIQUIDITY
•Capital ratios remained above regulatory requirements. The estimated total risk-based capital, Tier 1 risk-based capital, Common equity Tier 1 risk-based capital, and Tier 1 leverage ratios were 13.37%, 11.73%, 10.77%, and 9.22%, respectively, at June 30, 2026.
•During the current quarter, we repurchased 298,907 shares of our Class A common stock for $600 million and paid a dividend of $2.10 per share on our Class A and Class B common stock. Shares repurchased during the current quarter represented 2.80% of Class A common shares and 2.56% of total Class A and Class B common shares outstanding at March 31, 2026.
◦From inception of the 2024 Share Repurchase Plan through June 30, 2026, we have repurchased 3,141,855 shares of our Class A common stock for $6.19 billion, representing 23.23% of Class A common shares and 21.62% of total Class A and Class B common shares outstanding as of June 30, 2024.
◦As of June 30, 2026, the total capacity remaining under the 2025 Share Repurchase Plan was $1.31 billion.
•Liquidity position remains strong as liquid assets were $59.14 billion at June 30, 2026, compared to $60.72 billion at March 31, 2026.

EARNINGS CALL/ WEBCAST DETAILS
BancShares will host a conference call to discuss the company's financial results on Thursday, July 23, 2026, at 9 a.m. Eastern time.
The call may be accessed via webcast on the company’s website at ir.firstcitizens.com.
Our earnings release, investor presentation, and financial supplement are available at ir.firstcitizens.com. In addition, these materials will be furnished to the Securities and Exchange Commission (the “SEC”) on a Form 8-K and will be available on the SEC website at www.sec.gov. After the event, a replay of the call will be available via webcast at ir.firstcitizens.com.

ABOUT FIRST CITIZENS BANCSHARES
First Citizens BancShares, Inc. (Nasdaq: FCNCA), a top 20 U.S. financial institution with more than $225 billion in assets and a member of the Fortune 500TM, is the financial holding company for First-Citizens Bank & Trust Company (“First Citizens Bank”). Headquartered in Raleigh, N.C., First Citizens Bank has built a unique legacy of strength, stability and long-term thinking that has spanned generations. First Citizens offers an array of general banking services with branches and offices nationwide; commercial banking expertise delivering best-in-class lending, leasing and other financial services coast to coast; innovation banking serving businesses at every stage; and a nationwide direct bank. Discover more at firstcitizens.com.

FORWARD-LOOKING STATEMENTS
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans, asset quality, future performance, and other strategic goals of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue,” “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic (including the imposition of tariffs, retaliatory tariff measures, trade barriers on trading partners, and supply chain disruptions), political (including impacts of any U.S. government shutdown), geopolitical events (including conflicts or developments in Ukraine, the Middle East and Latin America), natural disasters and market conditions, including changes in competitive pressures among financial institutions and the impacts related to or resulting from previous bank failures, the risks and impacts of future bank failures and other volatility in the banking industry, public perceptions of our business practices, including our deposit pricing and acquisition activity, the financial success or changing conditions or strategies of BancShares’ vendors or customers, including changes in demand for deposits, loans and other financial services, fluctuations in interest rates, changes in the quality or composition of BancShares’ loan or investment portfolio, actions of government regulators, including interest rate decisions by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), changes to estimates of future costs and benefits of actions taken by BancShares, BancShares’ ability to maintain adequate sources of funding and liquidity, the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including significant turbulence in the capital or financial markets, the impact of any sustained or elevated inflationary environment, the impact of any cyberattack, information or security breach, the effect of technological change, including artificial intelligence and digital assets, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, including potential increased regulatory requirements, limitations, and costs, such as FDIC special assessments, increases to FDIC deposit insurance premiums, changes in regulatory capital requirements, or limitations on credit card interest rates, along with the risk that such laws, regulations and regulatory interpretations may change, the availability of capital and personnel, changes or enhancements BancShares implements with respect to risk management, technology, personnel, financial service offerings, or other areas, and the risks associated with BancShares’ previously completed acquisition transactions, the pending BMO Branch Acquisition, or any future transactions.

BancShares’ 2025 Share Repurchase Plan announced in July 2025 (“2025 SRP”) allows BancShares to repurchase shares of its Class A common stock through 2026. BancShares is not obligated under the 2025 SRP to repurchase any minimum or particular number of shares, and repurchases may be suspended or discontinued at any time (subject to the terms of any Rule 10b5-1 plan in effect) without prior notice. The authorization to repurchase Class A common stock will be utilized at management’s discretion. The actual timing and amount of Class A common stock that may be repurchased under the 2025

SRP will depend on a number of factors, including the terms of any Rule 10b5-1 plan then in effect, price, general business and market conditions, regulatory requirements, and alternative investment opportunities or capital needs.

Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its other filings with the SEC.

NON-GAAP MEASURES
Certain measures in this release, including those referenced as “adjusted” or “excluding PAA,” are “non-GAAP,” meaning they are numerical measures of BancShares’ financial performance, financial position or cash flows that are not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”) because they exclude or include amounts or are adjusted in some way so as to be different than the most direct comparable measures calculated and presented in accordance with GAAP in BancShares’ statements of income, balance sheets or statements of cash flows and also are not codified in U.S. banking regulations currently applicable to BancShares. BancShares management believes that non-GAAP financial measures, when reviewed in conjunction with GAAP financial information, can provide transparency about or an alternative means of assessing its operating results, financial position or cash flows to its investors, analysts and management. These non-GAAP measures should be considered in addition to, and not superior to or a substitute for, GAAP measures. Each non-GAAP measure is reconciled to the most comparable GAAP measure in the non-GAAP reconciliation. This information can be found in the Financial Supplement located in the Quarterly Results section of our website at https://ir.firstcitizens.com/financial-information/quarterly-results/default.aspx.